UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

 January 26, 2016

ELITE BOOKS INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-197384	32-0415962
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4760 Preston Road, Suite 244-114 Frisco, TX 75034

 (Address of principal executive offices)

(214) 783-1835

 (Registrant's telephone number, including area code)

___ ___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

As a result of a private transaction, the control block of stock of this company, represented by 2,000,000 shares of common stock, has been cancelled by Vesna Pesic, and 2,020,000 shares of common stock have been issued to Terrence Tecco, and a change of control of Elite Books Inc. (the “Company”) has occurred. The information set forth in Item 5.02 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Upon the change of control of the Company, which occurred on January 26, 2016, the existing director and officer resigned immediately. Accordingly, Vesna Pesic, serving as the sole director and as the only officer, ceased to be the Company’s director and Principal Executive Financial and Accounting Officer. At the effective date of the change of control,number of directors constituting the board of directors of the Company was set at three (3). Brad Fretti, Michael Fasci and Terrence Tecco assumed the role of directors of the Company. Terrence Tecco was appointed as the President and Chief Executive Officer of the Company. Brad Fretti was appointed as the Chief Financial Officer of the Company.

Terrence Tecco is a graduate of Kent State University with a BBA in Finance and has over twenty years’ experience in the oil and gas industry and the public markets

Michael Fasci is a 30 year veteran in the finance sector having served as an officer and director of many public and private companies.  He is a seasoned operator across various industries and has served in both CEO and CFO capacities for both growth and turnaround situations. Mike began his career as a field engineer and then manager of various remediation filtration and environmental monitoring projects globally before focusing his efforts on the daily operations, accounting and financial reporting and SEC compliance of the numerous companies he has served.  Mike studied Electrical Engineering at Northeastern University and maintains his qualification as an Enrolled Agent of the Internal Revenue Service.

Brad Fretti is a Senior Analyst at TCA Fund Management Group.  Prior to joining TCA Fund Management Group, Mr. Fretti developed a range of experiences in finance, sales, marketing, and investment research. These responsibilities extended to research in areas such as master limited partnerships, oil and gas royalties, and real estate investment trusts. Mr. Fretti joined TCA for analysis and due diligence of target companies as well as ongoing monitoring of investments. He earned a degree economics from Florida Southern College and is currently in the process of earning the Chartered Financial Analyst (CFA) designation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1

Resignation and appointment of officer and directors.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 February 1, 2016

Elite Books Inc. /s/ Terrence Tecco —————————————— By: Terrence Tecco Title: President

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Resignation and appointment of officers and directors.

WRITTEN CONSENT OF THE

SOLE DIRECTOR OF ELITE BOOKS INC.

January 26, 2016

The undersigned, being the sole member of the Board of Directors (the “Board”) of Elite Books Inc., a Nevada corporation (the “Corporation”), does hereby consent to the corporate actions specified below and adopts, approves and ratifies the following resolutions by written consent pursuant to the provisions of the Nevada Corporations Code in lieu of a special meeting:

1.

Board of Directors.

RESOLVED, that the number of directors constituting the board of directors shall be set at three (3) directors and the following individuals shall be elected as directors of the Corporation, effective immediately upon the closing of the Loan Transaction (defined below), to serve as directors until their successors are duly elected and qualified or until their earlier death, disability, resignation, retirement or removal:

Name:

Brad Fretti

Michael Fasci

Terrence Tecco

2.

Election of Officers.

WHEREAS, on December 18, 2015, the Board elected Terrence Tecco as the President and Chief Executive Officer of the Corporation, to serve at the pleasure of the Board;

RESOLVED, that the election of Terrence Tecco as the President and Chief Executive Officer of the Corporation (the “Chief Executive Officer”) on December 18, 2015 is hereby ratified and confirmed in all respects;

RESOLVED, that the Chief Executive Officer is authorized to sign and deliver any agreement in the name of the Corporation and to otherwise obligate the Corporation in any respect relating to matters of the business of the Corporation, and to delegate such authority in his or her discretion, within budgets approved by the Board;

RESOLVED, that the following persons are elected, effective immediately upon the closing of the Loan Transaction, as officers of the Corporation to the offices set forth opposite their respective names, to serve at the pleasure of the Board:

Name: Brad Fretti	Title: Chief Financial Officer

3.

Resignation of Vesna Pesic as Director and President of the Corporation.

RESOLVED, that the Board does hereby accept the resignation of Vesna Pesic from her position as a member of the Board and from any and all other officer positions held by her with the Corporation, as set forth in the Resignation attached hereto as Exhibit A;

4.

Stock Purchase Agreement.

WHEREAS, Vesna Pesic (“Seller”) and Terrence Tecco (“Purchaser”) have entered into that certain Stock Purchase Agreement (in the form attached hereto as Exhibit B, the “Stock Purchase Agreement”), pursuant to which Seller agrees to sell 2,000,000 shares of the common stock of the Corporation (“Common Stock”) owned by Seller to Purchaser, which sale shall be consummated contemporaneously with the closing of the Loan Transaction;

WHEREAS, the proposed sale of 2,000,000 shares of Common Stock from Seller to Purchaser will further the purposes and interests of the Corporation;

WHEREAS, in contemplation of the proposed sale of shares of Common Stock from Seller to Purchaser, the Seller has issued 2,020,000 shares of Common Stock in the name of the Purchaser, as evidenced by share certificate number 1006, which such share certificate the Seller has delivered to the Lender to be held in escrow and pledged as security in connection with the Loan Transaction;

RESOLVED, that sale of 2,000,000 shares of Common Stock from Seller to Purchaser pursuant to the terms of the Stock Purchase Agreement is hereby approved;

RESOLVED, that immediately following the consummation of the sale of 2,000,000 shares of Common Stock from Seller to Purchaser pursuant to the terms of the Stock Purchase Agreement, said shares shall be immediately cancelled;

RESOLVED, that the issuance of 2,020,000 shares of Common Stock in the name of the Purchaser is hereby approved;

RESOLVED, that the Purchaser’s pledge of 2,020,000 shares of Common Stock and the grant of a security interest and lien with respect thereto in favor of the Lender is hereby approved;

5.

Loan Transaction with TCA Global Credit Master Fund, LP.

WHEREAS, the Corporation wishes to enter into that certain Senior Secured Revolving Credit Facility Agreement (in the form attached hereto as Exhibit C, the “Credit Agreement”), by and between the Corporation and TCA Global Credit Master Fund, LP (the “Lender”), whereby the Lender agrees to make revolving loans to the Corporation in the aggregate principal amount of up to $2,000,000 (the “Loan Transaction”);

WHEREAS, pursuant to the Credit Agreement, the Corporation has agreed to issue that certain Revolving Promissory Note in favor of the Lender (in the form attached hereto as Exhibit D, the “Note”);

WHEREAS, to secure the obligation of the Corporation pursuant to the Credit Agreement, the Corporation has agreed to grant to the Lender a first priority security interest in all of its assets by entering into that certain Security Agreement in favor of the Lender (in the form attached hereto as Exhibit E, the “Security Agreement”);

WHEREAS, the Corporation wishes to enter into that certain letter agreement (in the form attached hereto as Exhibit F, the “Advisory Fee Agreement”), by and between the Corporation and TCA Fund Management Group and/or acting as agent for the Lender, pursuant to which TCA Fund Management Group or Lender will provide certain advisory services to the Corporation in exchange for a $250,000 fee (the “Advisory Fee”) which will be paid in the form of restricted shares of Common Stock;

WHEREAS, the Board has determined that it is in the best interests of the Corporation to execute and deliver the Credit Agreement, the Note, the Security Agreement, the Advisory Fee Agreement and all documents referenced therein and related thereto to be executed and delivered by the Corporation, and such other documents as may be necessary or advisable in connection therewith (collectively, the “Transaction Documents”); and

WHEREAS, the proposed transactions will further the purposes and interests of the Corporation, are not ultra vires as to the Corporation, and are for adequate consideration;

RESOLVED, that the Corporation is hereby authorized and directed to execute and deliver the Transaction Documents;

RESOLVED, that the Chief Executive Officer is authorized to issue on behalf of the Corporation 139,720 shares of Common Stock to the Lender, which the Board determines to have a fair value of $250,000 as of the date hereof, as payment for the Advisory Fee pursuant to the terms of the Advisory Fee Agreement;

RESOLVED, that the Chief Executive Officer, be and hereby is authorized and directed to execute and deliver, in the name of and on behalf of the Corporation, the Transaction Documents and any and all other instruments, documents, notes, pledge agreements, security agreements, financing statements, guarantees, certificates, releases, agreements, applications, and settlement statements contemplated by the Transaction Documents, or otherwise required by the Lender, and any amendments thereto, from time to time, and to pay such fees in connection therewith, and to take any and all other actions as such officer may, in his sole and exclusive discretion, determine to be appropriate or desirable to carry out, perform and effectuate all of the terms and provisions of the Transaction Documents and to consummate the transactions contemplated therein and thereby, with such changes, modifications and additions to the forms of such Transaction Documents as such officer, in his sole and absolute discretion, deems necessary or advisable, his signature on such Transaction Documents to be evidence of his intent in that regard;

6.

Omnibus Resolution.

RESOLVED, that the execution by the Chief Executive Officer of the Corporation of any document or documents executed in the accomplishment of any action or actions so authorized, is (or shall become upon delivery) the enforceable and binding act and obligation of the Corporation without the necessity of the affixing of the corporate seal;

RESOLVED, that all acts, transactions or agreements undertaken by the Chief Executive Officer of the Corporation, the Board or any other officer or director, in the name of and on behalf of the Corporation, in connection with the foregoing matters and in connection with the Loan Transaction and the Transaction Documents prior to the adoption of these resolutions are hereby ratified, confirmed and adopted by the Corporation;

RESOVLED, that any director or officer of the Corporation or any agent or attorney-in-fact of the Corporation authorized and appointed by any of the foregoing, be, and each hereby is, authorized, empowered and directed to take, or cause to be taken, such further action, and to execute and deliver, or cause to be executed and delivered, for and in the name and on behalf of the Corporation, such other agreements, instruments and documents, as such person may deem appropriate in order to effect the purpose and intent of the foregoing resolutions (as conclusively evidenced by the taking of such action, or the execution and delivery of such agreements, instruments and documents, as the case may be);

RESOLVED, that the Chief Executive Officer of the Corporation be and hereby is authorized and empowered to certify these resolutions.

[Signature Page Follows]

The undersigned, by affixing her signature hereto, does hereby consent to, authorize and approve the foregoing actions in her capacity as the sole director of Elite Books Inc. as of the date first written above.

/s/ Vesna Pesic

Vesna Pesic

EXHIBIT A

RESIGNATION OF VESNA PESIC

I, VESNA PESIC, hereby consent to step down as Principal Executive Financial and Accounting Officer and as a Member of the Board of Directors of the Company.

Effective date: January 26, 2016

/s/ Vesna Pesic__

                                           VESNA PESIC

EXHIBIT B

STOCK PURCHASE AGREEMENT

EXHIBIT C

FORM OF SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

EXHIBIT D

FORM OF REVOLVING PROMISSORY NOTE

EXHIBIT E

FORM OF SECURITY AGREEMENT

EXHIBIT F

FORM OF ADVISORY FEE AGREEMENT